EXHIBIT 99.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President & Chief Executive Officer and Chief Financial Officer of the Company, certifies, that to their knowledge:

1) the Company’s Form 10-KSB for the annual period ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2) the information contained in the Company’s Form 10-KSB for the annual period ended September 28, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CARL H. GUILD, JR.	/s/ MICHAEL P. MALONE
Carl H. Guild, Jr. President & Chief Executive Officer Date: December 27, 2002	Michael P. Malone Chief Financial Officer Date: December 27, 2002